UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2011

COBRA ELECTRONICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-511	36-2479991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 West Cortland Street, Chicago, Illinois		60707
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (773) 889-8870

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On October 24, 2001, the board of directors of Cobra Electronics Corporation (the “Company”) adopted the Rights Agreement between the Company and American Stock Transfer & Trust Company, as rights agent. On November 3, 2011, the Company entered into an Amended and Restated Rights Agreement with American Stock Transfer & Trust Company, as rights agent (the “Amended and Restated Rights Agreement”). The purposes of the Amended and Restated Rights Agreement are to (i) extend the Final Expiration Date of the Rights to November 3, 2021; (ii) change the current Exercise Price from $35.00 per one-hundredth of a Preferred Share to $18.00 per one-hundredth of a Preferred Share; (iii) expand the definition of “Beneficial Owner” to include derivatives owned by a Person and its Affiliates and Associates; and (iv) make certain other technical and conforming changes that the Company determined were necessary or desirable. Capitalized terms used herein but not defined have the respective meanings set forth for such terms in the Amended and Restated Rights Agreement.

The foregoing summary of the revisions reflected in the Amended and Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Rights Agreement, which is filed hereto as Exhibit 4.1 and incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosures set forth under Item 1.01 are incorporated by references into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation of Series A Junior Participating Preferred Stock of Cobra Electronics Corporation — Filed as Exhibit 3(iii) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2001 (File No. 0-511), and hereby incorporated by reference.

4.1	Amended and Restated Rights Agreement, dated as of November 3, 2011, between Cobra Electronics Corporation and American Stock Transfer & Trust Company, as rights agent, which includes the Form of Rights Certificate as Exhibit B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBRA ELECTRONICS CORPORATION

By:	/s/ Gerald M. Laures
Name:	Gerald M. Laures
Title:	Vice President – Finance

Date: November 4, 2011

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation of Series A Junior Participating Preferred Stock of Cobra Electronics Corporation — Filed as Exhibit 3(iii) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2001 (File No. 0-511), and hereby incorporated by reference.

4.1	Amended and Restated Rights Agreement, dated as of November 3, 2011, between Cobra Electronics Corporation and American Stock Transfer & Trust Company, as rights agent, which includes the Form of Rights Certificate as Exhibit B.

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